Exhibit 99.1

INVESTOR DAY 11.20.2019

Agenda (All times are in EST) 8:00 am – 8:05 am Welcome & Introduction Tina Madon, Head of Investor Relations & Corporate Communications, Focus Financial Partners 8:05 am – 8:10 am Disclosure Rusty McGranahan, General Counsel, Focus Financial Partners 8:10 am – 8:15 am Opening Video 8:15 am – 9:00 am Overview & Strategy Rudy Adolf, Founder, Chief Executive Officer & Chairman, Focus Financial Partners Case Study: Tony Abbiati, Co-Founder & Chief Executive Officer, SCS Financial 9:00 am – 9:30 am Financials Jim Shanahan, Chief Financial Officer, Focus Financial Partners 9:30 am – 9:45 am Break 9:45 am – 10:30 am Enhancing the Portfolio Rajini Kodialam, Co-Founder & Chief Operating Officer, Focus Financial Partners Case Studies: Michael Blehar, Founding Partner & Managing Director, Fort Pitt Capital Group; Craig Rubrecht, Partner & Chief Executive Officer, Cornerstone Wealth 10:30 am – 11:15 am Growth Through M&A Lenny Chang, Co-Founder & Managing Director, Focus Financial Partners Case Studies: Kelley Downing, President & Chief Executive Officer, Bartlett Wealth Management; Alex Potts, Chairman, Buckingham Strategic Partners 11:15 am – 11:45 am Q&A with Focus Management Team Rudy Adolf, Rajini Kodialam, Lenny Chang, Jim Shanahan 11:45 am – 12:15 pm Lunch 12:15 pm – 12:45 pm Partner Panel Discussion Moderator: Scott Holsopple, Managing Director, Focus Financial Partners Panelists: Melissa Bouchillon, Managing Partner, Sound View Wealth Advisors; Todd Gelfand, Chief Executive Officer, Gelfand, Rennert & Feldman; Ben James, Co-Founder & Partner, Escala Partners; Jeff Schweon, Chief Compliance Officer, Chief Legal Officer & Partner, Williams Jones Wealth Management 12:45 pm – 1:15 pm Q&A with Partner Firms Rudy Adolf, Melissa Bouchillon, Todd Gelfand, Ben James, Jeff Schweon 1:15 pm – 1:30 pm Closing Remarks Rudy Adolf

TINA MADON Head of Investor Relations & Corporate Communications Investor Day 11.20.2019

RUSTY McGRANAHAN General Counsel Investor Day 11.20.2019

Disclosure Special Note Regarding Forward-Looking Statements Some of the information in this presentation may contain forward-looking statements. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber-attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U.S. and non-U.S. regulatory requirements, legal proceedings and governmental inquiries and certain other factors as disclosed in our Securities and Exchange Commission filings. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date of this presentation or as of the date as of which they are made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements. Non-GAAP Financial Measures Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, other expense/income, net, other one-time transaction expenses, and management contract buyout, if any. We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: (i) non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. We use Adjusted EBITDA: (i) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies. Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities. The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (i) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments. In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information. We analyze our performance using Adjusted Net Income and Adjusted Net Income Per Share. Adjusted Net Income and Adjusted Net Income Per Share are non-GAAP measures. We define Adjusted Net Income as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, management contract buyout, if any, and other one-time transaction expenses. The calculation of Adjusted Net Income also includes adjustments to reflect: (i) a pro forma 27% income tax rate assuming all earnings of Focus Financial Partners, LLC (“Focus LLC”) were recognized by Focus Financial Partners Inc. (“Focus Inc.”) and no earnings were attributable to non-controlling interests and (ii) tax adjustments from intangible asset related income tax benefits from acquisitions based on a pro forma 27% tax rate. We believe that Adjusted Net Income and Adjusted Net Income Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: (i) non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. Adjusted Net Income and Adjusted Net Income Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities. The terms Adjusted Net Income and Adjusted Net Income Per Share are not defined under GAAP, and Adjusted Net Income and Adjusted Net Income Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted Net Income and Adjusted Net Income Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (i) Adjusted Net Income and Adjusted Net Income Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income and Adjusted Net Income Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) other companies in the financial services industry may calculate Adjusted Net Income and Adjusted Net Income Per Share differently than we do, limiting its usefulness as a comparative measure. In addition, Adjusted Net Income and Adjusted Net Income Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income and Adjusted Net Income Per Share as supplemental information. To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP liquidity measures on a trailing 4-quarter basis to analyze cash flows generated from our operations. We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration, make strategic acquisitions and repay outstanding borrowings. Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non-discretionary expenditures. We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for unitholders and payments under tax receivable agreements (if any). We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portion of contingent consideration paid which is classified as operating cash flows under GAAP. Adjusted Free Cash Flow and Cash Flow are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities. In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company. Client Asset Terms Used Regulatory assets under management or “RAUM” refers to the RAUM reported in the Form ADVs filed with the SEC by our partner firms. RAUM data does not include client assets managed or advised by non-SEC registered firms, including international firms. RAUM does not include all client assets that our partner firms charge fees on and does include assets that our partner firms do not charge fees on. Furthermore, some of our partner firms also charge flat fees, an hourly rate or a combination of fees, which are not based on the amount of the clients' assets, and charge a number of fees for services unrelated to client assets. RAUM data is only as of the dates stated in the respective Form ADVs and may be of a different date than a year-end date. There may have been material changes in our partner firms' RAUM since such dates. “Client assets” includes RAUM of our partner firms plus additional assets overseen by our partner firms that do not meet the SEC’s RAUM definition as well as assets overseen by non-SEC registered firms, including international firms.

OVERVIEW STRATEGY & Rudy Adolf Founder, Chief Executive Officer & Chairman Investor Day 11.20.2019

One insight… “Never Turn a Successful Entrepreneur into an Employee.

…Created an aligned business model… Clients Fiduciary Partners Shareholders

…Which is highly differentiated Value-Added Services Permanent Capital Independence

We have a bold vision 2025 2006 2013 Today Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA4 ~100 partner firms $0.3 billion revenues $56 million Adjusted EBITDA1 27 partner firms $1.1 billion revenues2 $241 million Adjusted EBITDA1,2 63 partner firms3 FOCUS 2025 1 Non-GAAP Financial Measure. See Appendix for reconciliations. 2 Q3 2019 LTM. 3 As of November 20, 2019. 4 Non-GAAP Financial Measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

Focus is well positioned 1 Market Opportunity 2 Competitive Advantages 3 Track Record

Highly attractive market 1 Demographics RIAs Best Positioned Size

Industry growth is compelling… 1 ($ TRILLIONS) GLOBAL WEALTH1 NORTH AMERICAN WEALTH1 166 CAGR: 6.0% 66 CAGR: 5.7% 121 48 92 38 2013 2018 2023E 2013 2018 2023E $57bn US Total Financial Planning & Advice Revenue2 1 BCG Reigniting Radical Growth June 2019 2 IBISWorld: Financial Planning & Advice Industry in the US. As of November 2019.

…RIAs are in the lead 1 RETAIL CLIENT ASSETS ($ TRILLIONS)1,2 CAGR 26 22 10.1% RIA & Hybrid 20 6.9% IBD 4.7% B/D 2.5% Wirehouse 2018 2019 E 2023 E 1 Envestnet Industry Trends (October 2019). 2 Numbers may not add due to rounding. 5 3 6 7 6 3 6 7 8 4 7 8

…And their clients are loyal 1 LOYALTY TO FIRM THAT CREATED FINANCIAL PLAN1 60%+ Of Clients Have Moved Assets to the Firm That Created Their Financial Plan Total WWII Baby Boomers Gen X MMiillleennniaialsls 1 Envestnet Industry Trends (October 2019). 60% 65% 68% 69% 72%

Demographics drive M&A activity… 1 TOTAL RIA TRANSACTIONS2 101 89 78 ~50,000 Advisors Aged 65+ Manage ~$3tn of Client Assets1 36 2013 2015 2017 2019 Q3 YTD 1 Envestnet Industry Trends (April 2019). Advisor population and client assets per age bracket based on 2017 total advisor population and total client assets. 2 DeVoe Deal Book Q3 2019. Transactions involving pure RIAs (excluding hedge funds, IBDs, mutual fund companies and other companies that are not operating as traditional RIA firms) with assets under management >$100m.

…Creating an opportunity for years to come 1 500 potential deals per year for 10 years 5,000 with owners 60+ >>$12bn Total Capital Required Over 10 Years 10,000 run as businesses 17,000 RIAs in the US1 Note: Focus estimates. 1 Includes 13,475 SEC registered RIAs as of November 2019, , plus an estimate for state-registered RIAs.

We have critical competitive advantages… 2 Quality Scale First-mover

First-mover track record… 2 TOTAL REVENUES ($ MILLIONS) 1,126 2006 2007 2008 2009 2010 2011 2012 2013 2014 20152016 2017 20182019 Q3 LTM 63 Partner Firms2 188 Transactions Since 20062 1 CAGR for 2006 to 2018. 2 As of November 20, 2019. 911 CAGR: 663 35.4%1 382 269 132 125 154 179 24 485 326 209 87

And impressive scale… 2 1 As of September 30, 2019. 2 See “Disclosure” section at the beginning of these presentations for additional details. $200bn+ Client Assets1,2 4 Countries 63 Partner Firms

…Reinforced by value-added services 2 We will leverage our scale to provide additional and enhanced value-added services Focus 2025 Now Technology Development Operations & Marketing & Business Finance Legal & Regulatory Operations & Technology Marketing & Business Development Finance Succession Planning Talent Management Purchasing Power Succession Planning Cash & Lending Legal & Regulatory Cash & Lending Cyber Security Strategy Cyber Security Business Intelligence Mergers Customized Third Party Services Risk Analytics & Asset Optimization Strategy Talent Management Comprehensive Client Value Proposition Mergers Purchasing Power Centers of Excellence

…All of which are difficult to replicate 2 2025 POWER OF SCALE § § § § § Many firms are platforms Cross client referrals Operating efficiencies Purchasing power Knowledge transfer 2019 PIVOT TO SCALE 2006 § § § § 63 partner firms Firms turning into platforms International expansion Comprehensive value-added services BUILD THE BASE § First mover advantage

Post IPO, we continue to acquire quality firms… 2 UNITED STATES INTERNATIONAL Savannah, GA Palo Alto, CA Melbourne, Australia Boston, MA Atlanta, GA New York, NY Toronto, Canada New York, NY Client Assets:1 > $20bn 1 See “Disclosure” section at the beginning of these presentations for additional details. Acquired Base Earnings:2 $44m 2 The terms of our management agreements entitle the management companies to management fees typically consisting of all future Earnings Before Partner Compensation (“EBPC”) of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters. See our public filings with the Securities and Exchange Commission for more details on the use of these terms.

…Supporting them with attractive mergers… 2 18 Partner Firms have done mergers since our IPO1 3+ Mergers 2 Partner Firms 2 Mergers 4 Partner Firms 1 Merger 12 Partner Firms Total Mergers since IPO:1 32 Client Assets since IPO:1,2 > $25bn 1 Numbers since July 30, 2018. 2 See “Disclosure” section at the beginning of these presentations for additional details.

…And value-added services… 2 Strategic Solutions Value-Added Services  61 marketing and business development projects Focus Cash & Credit Centers of Excellence 33 technology enhancements Customized Third Party Services 17 initiatives to support our partners

…Creating compelling returns… 2 PARTNER FIRMS LEVERED IRR1 DISTRIBUTION 30%+ 28 partner firms Weighted Average Levered IRR: >25% 85%+ of Firms Generate Levered IRR <10% 4 partner firms in Excess of 20% 10% - 20% 3 partner firms 20% - 30% 14 partner firms 1 Based on the 49 firms that were with us for at least 2 years as of September 30, 2019. Reflects Focus capital structure as of September 30, 2019, based on 5% pre-tax cost of debt and 27% tax rate offset by tax intangibles generated by partner firms since joining Focus. Capital deployed based on cash and stock consideration since inception. Terminal value based on each partner firm’s respective weighted average acquired Adjusted EBITDA multiple, inclusive of mergers, multiplied by Q3 2019 LTM Adjusted EBITDA and Q3 2019 run-rate Adjusted EBITDA for firms that completed an M&A transaction within the past 12 months.

…And protected by a powerful moat 2 Expense Shield Revenue Shield Cash Flow Shield Legal Shield Value-Added Services Cost of Capital Clients Economics Excellent Partners M&A Unique Scale

Excellent track record to build on 3 Positioned for Growth Financial Performance Successful Partnerships

We have long-term relationships… 3 PARTNER FIRM TENURE (100% = 63 partner firms) >10 years 11 partner firms <2 years 14 partner firms 5-9 years 15 partner firms 2-3 years 10 partner firms 3-5 ye rs firms

…Which generate strong growth and profitability 3 ($ MILLIONS) TOTAL REVENUE ADJUSTED EBITDA2 1,126 241 911 203 CAGR: 27.6%1 CAGR: 29.6%1 663 145 485 103 382 75 326 68 269 56 2013 2014 2015 2016 2017 2018 2019 Q3 LTM 2013 2014 2015 2016 2017 2018 2019 Q3 LTM 1 For period from 2013-2018. 2 Non-GAAP financial measure. See Appendix for reconciliations.

We are well positioned for growth… 3 Utilize our information to enhance client outcomes FOUR LEVERS Deploy capital to highest return opportunities 01 02 03 04 INSIGHT and optimize our portfolio SCALE Enhance value-added services to improve client experience M&A Utilize M&A core competency to acquire top-performing firms CAPITAL

…Unlocking the power of the partnership… 3 New Partner Firms Organic Growth1 EstimaNtePdV 2025 Equity Value 20% Revenue Growth Target 1 Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by such partner firms and partner firms that have merged, that would be included in our consolidated statement of operations for both periods in the future. 6% 14% ~10% ~90%

Achieving our bold vision for the future 3 2006 2013 Today 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA4 ~100 partner firms $0.3 billion revenues $56 million Adjusted EBITDA1 27 partner firms $1.1 billion revenues2 $241 million Adjusted EBITDA1,2 63 partner firms3 FOCUS 2025 1 Non-GAAP Financial Measure. See Appendix for reconciliations. 2 Q3 2019 LTM. 3 As of November 20, 2019. 4 Non-GAAP Financial Measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

Case Study1 Tony Abbiati Co-Founder & Chief Executive Officer Regulatory Assets Under Management2 1 We have 63 partner firms located across the United States, as well as the United Kingdom, Canada and Australia. SCS Financial’s results may not be representative of our other partner firms and are not necessarily indicative of SCS Financial’s future performance. 2 RAUM on Form ADV as of October 4, 2019. $21.1bn Boston, MA Headquarters 2017 Focus Partner Since 2002 Founded

FINANCIALS Jim Shanahan Chief Financial Officer Investor Day 11.20.2019

Our bold vision… 2006 2013 Today 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA4 ~100 partner firms $0.3 billion revenues $56 million Adjusted EBITDA1 27 partner firms $1.1 billion revenues2 $241 million Adjusted EBITDA1,2 63 partner firms3 FOCUS 2025 1 Non-GAAP Financial Measure. See Appendix for reconciliations. 2 Q3 2019 LTM. 3 As of November 20, 2019. 4 Non-GAAP Financial Measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

…Creates shareholder value in three ways… FOCUS 2025 Operating Leverage & Earnings Revenue Growth Capital & Returns

…Driven by four targets Compound Annual Adjusted Net Income per Share1 Growth Target Compound Annual Revenue Capital Deployment Target Adjusted EBITDA Margin1,2 Target Growth Target 1 Non-GAAP financial measure. See Appendix for reconciliations. 2 Calculated as Adjusted EBITDA divided by revenues. 3 Q3 2019 LTM Adjusted EBITDA Margin. 4 Non-GAAP financial measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements”. In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. 20%+ 3.5x – 4.5x Net Leverage Ratio Increase from 21.4%3 to ~24%4 by 2025 20%

Driving growth 1 Financial Performance 2 Differentiated Model 3 2025 Vision

Our robust growth has accelerated since IPO… 1 ADJUSTED EBITDA1 ($ in millions) REVENUES ($ in millions) 26.1% 2013 IPO 2018 Q3 LTM 2019 Q3 LTM 2013 IPO 2018 Q3 LTM 2019 Q3 LTM ADJUSTED NET INCOME PER SHARE1 ($ per share) ADJUSTED NET INCOME1 ($ in millions) 25.2% 2013 IPO 2018 Q3 LTM 2019 Q3 LTM IPO 2018 Q3 YTD 2019 Q3 YTD 1 Non-GAAP financial measure. See Appendix for reconciliations. Growth: 42.2% 159 CAGR: 112 39 Growth: 36.9% 1.67 1.22 Growth: 241 CAGR: 29.6% 191 56 Growth: 31.9% 1,126 CAGR: 27.5% 853 269

…Driven by our expanding partnership 1 NUMBER OF PARTNER FIRMS 63 63 US RIA Family Office 58 Curre nt 1 2013 IPO (Q3' 18) 1 As of November 20, 2019. 558 8 5 International 27 3 4 2 54 53 1 26

Our capital and value-added services accelerate growth 1 REVENUE CAGR SINCE INCEPTION1 2 15.2% 13.5% 7.1% Entire portfolio of 49 partne r firms3 Firms that have no t completed a merger (20 firms) Firms that have completed at least one merger (29 firms) Median Revenue CAGR Weighted Average Revenue CAGR ~79% Of Our Q3 2019 LTM Revenues Driven By 49 Partner Firms 1 Inception means first full four quarters as a Focus partner firm and reflects all market cycles during that time. The analysis includes the 49 firms since inception (out of the 63 firms) that have been with us for at least 2 years as of September 30, 2019 in order to determine a baseline revenue growth rate. If Focus partner firms have merged, their financials have been combined. 2 The weightings are based on the September 30, 2019 LTM revenues of the respective partner firms. 3 The 49 partner firms have been with Focus for a weighted average of ~6 years and a median period of ~4 years. 12.9% 2 9.0% 2 5.5%

We outperform versus perceived comparables 1 Average of Comparables1 ü Strong Growth Revenues2 Adjusted EBITDA2,3 ü 28% 30% ü 15% 20% ü Strong Fundamentals 95%+ Recurring Revenue Stream Non Interest Sensitive Revenues û û û ü ü ü Annuity Stream Created by Earnings Preference 1 Comparables for revenues are Envestnet, LPL Financial, Charles Schwab and TD Ameritrade. Comparables for Adjusted EBITDA are Envestnet, LPL Financial and TD Ameritrade. 2 Represents 2013-2018 CAGR. 3 Non-GAAP financial measure. See Appendix for reconciliations.

We have significantly enhanced our disclosures 1 REVENUE AND OTHER LEVERAGE CASH FLOWS Revenue and earnings contribution of new partner firms Net leverage ratio guidance Cash flow available for capital allocation ü ü ü Leverage sensitivity with earnings preference Next 12 months estimated cash earnouts ü ü Market & non-market correlated revenues ü Leverage impact of large partner firm acquisitions Next 12 months estimated tax shield ü ü Revenues in advance & in arrears ü ü Revenue seasonality Organic revenue & Adjusted EBITDA Margin quarterly guidance ü Long-term portfolio revenue growth ü

We have a differentiated financial model 2 High Fee-Based and Recurring Revenues Strong and Growing Cash Flow Generation Sustained Growth in Earnings $ Structural Downside Earnings Protection Tax-Efficient M&A Structure Strong Credit Profile with Ample Liquidity

Our revenues are primarily fee-based and recurring… 2 ü Wealth management fees are the primary driver of revenue growth ü Not a transactional or interest rate sensitive model ~95%+ Fee-based and Recurring Revenues ü Services primarily include investment advice, financial and tax planning, consulting, tax return preparation and family office services

Our financial model generates significant cash flow… 2 CAPEX-LIGHT MODEL LTM CASH FLOW AVAILABLE FOR CAPITAL ALLOCATION ($ MILLIONS)2 5-Year Average Focus Capex as a % of Revenue ~1.5% LOW COST OF DEBT L + 250 Cost of Term Loan L + ~400 Median Industry1 Cost of Debt Q3'18 48% Q3'19 53% As a % of LTM Adjusted EBITDA2 1 SunTrust Robinson Humphrey – Leveraged Finance Market Update (as of November 1, 2019), Deutsche Bank Leveraged Debt Capital Markets FIG Market Update (as of November 8, 2019). Includes Hightower, Edelman Financial and LPL Financial. Based on weighted average cost of debt for each. 2 Non-GAAP financial measure. See Appendix for reconciliations. 38.3% 127 92

Our earnings structure is resilient in a market downturn 2 Fee-Based and Recurring Revenues Preferred Structure Variable Expenses ~50% Partner Firm EBITDA Acquired as a Preference1 95%+ % of Total Revenues2 1 For the nine months ended September 30, 2019. Total expenses include compensation, SG&A and management fees (excluding non-cash compensation). The terms of our management agreements entitle the management companies to management fees typically consisting of all future Earnings Before Partner Compensation (“EBPC”) of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters. See our public filings with the Securities and Exchange Commission for more details on the use of these terms. 2 For the nine months ended September 30, 2019. 31%+ Average Management Fees as a % of Total Expenses1

Acquired base earnings are a series of preferred cash flows 2 CUMULATIVE NEW PARTNER FIRMS AND ACQUIRED BASE EARNINGS1 SINCE 2017 ($ MILLIONS) 24 21 Number of acquired firms Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 1 The terms of our management agreements entitle the management companies to management fees typically consisting of all future Earnings Before Partner Compensation (“EBPC”) of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters. See our public filings with the Securities and Exchange Commission for more details on the use of these terms. 23 18 18 15 10 12 8282 7 444447 4 715 117 10 94 71 101

Adjusted Net Income1 growth 2 Our tax-efficient structure enhances GROSS INTANGIBLE TAX ASSET SHIELD2 $1.4bn+ Cumulative Estimated Gross Tax Shield Over Next 14+ Years ($ MILLIONS) 1,071 ~$400m Increase in Adjusted Net Income1,3 based on 27% Income Tax Rate Incremental M&A will Drive New Tax Shields in the Future 2020 2021 2022 2023 & Thereafter 1 Non-GAAP financial measure. 2 As of September 30, 2019. 3 Assumes sufficient taxable income. 128 125 122

We have a strong credit profile and ample liquidity1 2 ~5 years remaining to maturity for Term Loan 2024) (July ~4.5% weighted average interest rate on borrowings funded >$500m undrawn revolver 1 as of September 30, 2019.

2025 vision 3 FOCUS 2025 Operating Leverage & Earnings Revenue Growth Capital & Returns

20% annual revenue growth target 3 ESTIMATED REVENUE AT TARGET GROWTH RATE ESTIMATED COMPONENTS OF TARGET REVENUE GROWTH 20% ~$3.5bn Organic Growth 1 New Partner Firms Total Growth Q3 19 LTM 2025 1 Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by such partner firms and partner firms that have merged, that would be included in our consolidated statement of operations for both periods in the future. CAGR: 20% $1.1bn 14% 6%

~24% Target Adjusted EBITDA Margin2,3 by 2025 3 ADJUSTED EBITDA MARGIN ADJUSTED EBITDA ~$840m ~24.0% QQ33201199LTLMTM Syne rgies and Value - Add 2025 Adjusted EBITDA Margin 2,3 1 Q3 19 LTM 21.4% Adjusted EBITDA Margin1,2 2025 ~24% Adjusted EBITDA Margin2,3 Adjuste d EBITDA Margin1,2 1 Non-GAAP financial measure. See Appendix for reconciliations. 2 Calculated as Adjusted EBITDA divided by Revenues. 3 Non-GAAP financial measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements”. In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. 21.4% CAGR: 22% $241m ~2-3%

Prudent capital deployment will drive shareholder returns 3 De-Lever Gradual de-leveraging in 2020 Target Range: 3.5x – 4.5x Enhance Value-Added Services and Client Outcomes Invest in the growth of our partner firms Deploy to Highest Return Opportunities Target IRRs in excess of 20%

BREAK 9:30AM – 9:45AM Investor Day 11.20.2019

ENHANCING PORTFOLIO THE Rajini Kodialam Co-Founder & Chief Operating Officer Investor Day 11.20.2019

Our bold vision 2006 2013 Today 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA4 ~100 partner firms $0.3 billion revenues $56 million Adjusted EBITDA1 27 partner firms $1.1 billion revenues2 $241 million Adjusted EBITDA1,2 63 partner firms3 FOCUS 2025 1 Non-GAAP Financial Measure. See Appendix for reconciliations. 2 Q3 2019 LTM. 3 As of November 20, 2019. 4 Non-GAAP Financial Measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

Fueling the vision 1 High Quality Portfolio 2 Strengthening the Core 3 Power of the Partnership

We have a high quality portfolio… 1 Outperforming Benchmarks Unsurpassed Scale Diverse Partner Firms

…That is diversified… 1 Business Model Geography Client Segment Economic Model Investment Style Value Proposition

… And collectively at unsurpassed scale 1 63 Partner Firms 200+ Offices 4 Countries 500+ Partners 3,000+ FTE $1bn+ Q3 2019 LTM Revenues $200bn+ Client Assets1 1 See “Disclosure” section at the beginning of these presentations for additional details.

Focus firms are larger… 1 2018 MEDIAN RAUM / FIRM ($ BILLIONS) 2018 MEDIAN REVENUE / FIRM ($ MILLIONS) 8.4 1.4 2.9 0.4 Focus1 RIA Benchmark2 Focus3 RIA Benchmark2 1 Focus data consists of regulatory assets under management (“RAUM”) as reported in the Form ADVs filed with the SEC as a year-end update following December 31, 2018 for the 52 SEC-registered partner firms that were with us as of September 30, 2019 (whether or not such partner firms were a part of Focus at such year-end), excluding two that are primarily affiliated with third party administrators, which are not included in the benchmark data, and one firm that is principally an international firm. See “Disclosure” section at the beginning of these presentations for additional details. 2 RIA Benchmark data is sourced from the 2019 InvestmentNews Adviser Compensation & Staffing Study, which was based on self-reported data from 289 firms. 3 Focus data consists of full-year revenues for 2018 for the 43 SEC-registered partner firms that were partner firms of Focus for all of 2018 and as of September 30, 2019, excluding two that are primarily affiliated with third-party administrators, which are not included in the benchmark data, and one firm that is principally an international firm.

…With a long-term track record of RAUM growth… 1 5-YEAR RAUM CAGR, MEDIAN (2013 – 2018) 9.1% 8.0% 7.8% 7.8% 7.5% 6.5% Focus1 RIA Benchmark2 All Firms Focus1 RIA Benchmark2 Focus1 RIA Benchmark2 $2.5bn+ $1bn - $2.5bn 1 Focus CAGRs for RAUM were calculated from the regulatory assets under management (“RAUM”) as reported in the Form ADVs filed with the SEC as year-end updates following December 31, 2013 and December 31, 2018 for the 42 SEC-registered partner firms that were in existence on both such dates and that were partners as of September 30, 2019 (whether or not such partner firms were a part of Focus at such year-ends), excluding two firms that are primarily affiliated with third-party administrators, which are not included in the benchmark data, and one firm that is principally an international firm. See “Disclosure” section at the beginning of these presentations for additional details. 2 Schwab 2019 RIA Benchmarking Study data is sourced from the Charles Schwab RIA Benchmarking Study (July 2019) and contains self-reported data from 1,310 firms. 42 partner firms 11 partner firms 16 partner firms

…And superior revenue growth 1 5-YEAR REVENUE CAGR (2013 – 2018) 14.3% 11.7% 9.9% 9.5% 9.4% 8.4% Focus1 RIA Benchmark2 All Firms Focus1 RIA Benchmark2 Focus1 RIA Benchmark2 $2.5bn+ $1bn - $2.5bn 1 Focus CAGRs for Revenue were calculated from the full year revenues for 2013 and 2018 for the 16 SEC-registered partner firms that were partner firms of Focus for all of 2013 and 2018 and as of September 30, 2019, excluding two that are primarily affiliated with third party administrators, which are not included in the benchmark data, and one firm that is principally an international firm. 2 Schwab 2019 RIA Benchmarking Study data is sourced from the Charles Schwab RIA Benchmarking Study (July 2019) and contains self-reported data from 1,310 firms. 16 partner firms 4 partner firms 6 partner firms

Our partners are more productive… 1 2018 REVENUE PER PARTNER, MEDIAN ($ MILLIONS) 2.7 2.1 1.9 1.0 1 Focus 2 RIA Benchmark Focus 1 RIA Benchmark 2 >$15m Revenue All Firms 1 Focus data consists of full year revenues for 2018 for the 43 SEC-registered partner firms that were partner firms of Focus for all of 2018 and as of September 30, 2019, excluding two that are primarily affiliated with third-party administrators, which are not included in the benchmark data, and one firm that is principally an international firm. The number of partners is based on partners as of December 31, 2018. 2 RIA Benchmark data is sourced from the 2019 InvestmentNews Adviser Compensation & Staffing Study, which was based on self-reported data from 289 firms.

…And more profitable 1 2018 EARNINGS BEFORE MANAGEMENT FEES MARGIN, MEDIAN 54.6% 48.4% 45.1% 38.3% Focus 1 RIA Benchmark 2 Focus 1 RIA Benchmark 2 >$15m Revenue All Firms 1 Focus data calculated using revenues and earnings before management fees for the 43 SEC-registered partner firms that were partner firms of Focus for all of 2018 and as of September 30, 2019, excluding two that are primarily affiliated with third-party administrators, which are not included in the benchmark data, and one firm that is principally an international firm. Such data can vary from period-to-period as a result, among other reasons, of promotions, retirements and other movements of personnel between the operating company and the management company. Focus data is inclusive of a pro-rata portion of headquarters costs. The Company is not providing a quantitative reconciliation of its 2018 Earnings Before Management Fees Margin, Median to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably calculate or estimate without unreasonable effort due to it being based on a subset of the Company’s operations, as described, in order to be comparable to the industry data provided. 2 RIA Benchmark data is sourced from the 2019 InvestmentNews Adviser Compensation & Staffing Study, which was based on self-reported data from 289 firms.

Strengthening the core 2 Empowering with Access Extending Capabilities Energizing People

Are you an entrepreneur? 2 Do you have control? How are you compensated? What happens when you retire? Base + discretionary bonus Day to day decisions Pat on the back + 401k OR Profitability of the firm OR OR Strategic decisions Equity to monetize

The Focus partnership energizes our key asset – people 2 “Never Turn a Successful Entrepreneur into an Employee” FOUNDERS NEXT-GEN CLIENTS LONGEVITY Preserves the boutique culture and service model which attracted them to the firm PEACE OF MIND Removes the burden of succession planning and allows them to focus on growth POTENTIAL Ownership and future leadership potential through a path to partnership

We focus on developing the next generation… 2 Deepening Bench Strength… …and Enhancing Leadership Skills AVERAGE NUMBER OF PARTNERS PER FIRM 8.1 Pre Focus Deal Post F ocus Deal 1 Since 2006. Over 200 partners added1 through promotions, hires and mergers with seamless succession 5.3

…And extending our capabilities to strengthen the core 2 Technology ü Regulatory advice and compliance framework Annual risk & internal controls Cyber Security ü System architecture and integration Vendor management Streamlining operations to increase productivity ü Prospecting tools & training Digital marketing Events Client referral networks ü ü ü ü ü ü ü 100% of firms >90% of firms >70% of firms YTD Usage by Firms Operations & Finance, Legal & Regulatory Marketing & Business Development

We empower with access 2 Peer Network Regional Roundtables Operations, Compliance & Finance Summit Growth Summit Strategy Knowledge Center Strategic Planning Chief Investment Officer Summit Mergers Partners Meetings

Mergers are good for partner firms 2 Enhanced client outcomes with growth and profitability + + = Incremental revenue drivers Cost Synergies Strategic expansion Market share Talent Efficiencies Geography Skills & services Cost saves Client segments Referral networks Vendor consolidation

Case Study1 Michael Blehar Founding Partner & Managing Director Regulatory Assets Under Management2 1 We have 63 partner firms located across the United States, as well as the United Kingdom, Canada and Australia. Fort Pitt Capital Group’s results may not be representative of our other partner firms and are not necessarily indicative of Fort Pitt Capital Group’s future performance. 2 RAUM on Form ADV as of October 31, 2019. $3.4bn Pittsburgh, PA Headquarters 2015 Focus Partner Since 1995 Founded

Power of the partnership 3 Client Solutions Business Solutions

Insights and scale fuel efficiencies and synergies 3 Risk Metrics and Asset Optimization Enhanced Insights Purchasing Power Ø Ø Ø ü Focus Business Intelligence Risk analytics for all partner firms Partner Firm Peer Analytics ü Utilize scale and data to optimize portfolio and investment offering Focus Clarity for Risk Metrics ü Revenue & cost synergies with stronger portfolios Focus Partner Portal Launching 2020 Focus Clarity Launched 2019

Clients want a comprehensive offering… 3 Clients Need Expanded Services… THE GAP: SERVICES EXPECTED VS. SERVICES RECEIVED1 …and Majority Would Prefer to Use One Advisor PREFERENCE FOR DOING BUSINESS WITH ONE INSTITUTION2 Insurance advice 82% Loan and credit management Neither Agree Nor Disagree 28% 83% Non-liquid asset management Tax planning advice Agree 37% 87% 92% Disagree 18% Strongly Agree 14% Estate planning advice 93% Trust services 94% Strongly Disagree 3% Wealth transfer advice 96% Services rece ived Services expe cted 1 Spectrem August 2018 Defining Wealth Management. 2 Cerulli Retail Investor Edge, Q1 2019. 24% 10% 22% 25% 5% 3% 12%

…So we enable every firm to extend its service offering… 3 CLIENT SERVICES CREATING A COMPREHENSIVE OFFERING Customized client value proposition Extended share of wallet and services NUMBER OF SERVICES OFFERED PER FOCUS FIRM TODAY1 32 Primary advisor relationship 1 2 3 4 5+ 1 As of November 20, 2019. Number of Focus Firms 3 16 10 2 Investment Management Financial Planning Tax Preparation Family Office Services Insurance Third Party Administration & Other

…By leveraging the scale and diversity of our partnership 3 Cross-Referrals Centers of Excellence Customized Third-Party Services • • Family Offices Firms that have deep expertise in services, including charitable giving, concierge services and employee benefits Customized third-party services Planning-Centric Firms Investment-Centric Firms • Services include health & wellness, insurance and trust & estate • Access to this deep bench to all partner firms Example Example Example Tax Portal Alternatives Platform Focus Cash & Credit

Focus Cash & Credit 3 Omnibus Cash Management Individual Level Deposit Non-purpose Securities-acked Loans Residential Mortgage Loans Commercial Lending Solutions Foreign Exchange Asset Secured Loans Aircraft Lending 20+ Firms Participating Multiple Banks in Network Dedicated Team

Case Study1 Craig Rubrecht Partner & Chief Executive Officer Regulatory Assets Under Management2 1 We have 63 partner firms located across the United States, as well as the United Kingdom, Canada and Australia. Cornerstone Wealth’s results may not be representative of our other partner firms and are not necessarily indicative of Cornerstone Wealth’s future performance. 2 RAUM on Form ADV as of October 15, 2019. $825m Huntersville, NC Headquarters 2018 Focus Partner Since 2003 Founded

Fueling the vision 3 Enhanced + Business Outcomes 1 Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by such partner firms and partner firms that have merged, that would be included in our consolidated statement of operations for both periods in the future. 2 Non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Revenues. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements”. In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. Enhanced 2025 Target for Shareholder Outcomes •~14% organic revenue1 growth •~24% Adjusted EBITDA margin2 Enhanced Client Outcomes

GROWTH THROUGH M&A Lenny Chang Co-Founder & Managing Director Investor Day 11.20.2019

Our bold vision 2006 2013 Today 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA4 ~100 partner firms $0.3 billion revenues $56 million Adjusted EBITDA1 27 partner firms $1.1 billion revenues2 $241 million Adjusted EBITDA1,2 63 partner firms3 FOCUS 2025 1 Non-GAAP Financial Measure. See Appendix for reconciliations. 2 Q3 2019 LTM. 3 As of November 20, 2019. 4 Non-GAAP Financial Measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

1 Market Opportunity How will M&A contribute? 2 Competitive Advantages 3 Track Record

Market opportunity 1 Activity Demographics Succession and Scale

Leadership succession is a catalyst for M&A… 1 91% of RIAs think that lack of succession planning is a future problem for the industry1,2 68% of RIAs are confident that next-gen cannot afford, or do not know if next gen can afford, to buy out founders1 46% of RIAs see attracting quality staff to be a benefit of consolidation3 1 DeVoe RIA M&A Outlook Study (September 2019). 2 Includes respondents who said it is a “big problem” and those who said it is a “minor problem”. 3 Cerulli US RIA Marketplace (2019) – based on a survey of US RIAs.

…As is the importance of scale 1 Large RIAs control majority of …And scale leads to enhanced client outcomes industry assets… BENEFITS OF CONSOLIDATION2 # RIAs1 ASSETS1 77% 5% 63% $1B+ AUM All Other RIAs Improve client experience Provide backup for client support Provide more services 1 Envestnet Industry Trends (June 2019). Based on Cerulli 2017 data. 2 Cerulli US RIA Marketplace (2019) – based on a survey of US RIAs. 64% 59%

Advisor demographics necessitate transition… 1 ADVISOR POPULATION BY AGE1 CLIENT ASSETS BY ADVISOR AGE ($ TRILLIONS)1 ~50,000 advisors aged 65+ ~$3 trillion in client assets > 65 > 65 55 - 64 55 - 64 45 - 54 45 - 54 35 - 44 35 - 44 < 35 1.0 < 35 There are almost 50,000 advisors aged 65+, managing over $3 trillion in client assets1 1 Envestnet Industry Trends (April 2019). Advisor population and client assets per age bracket based on 2017 total advisor population and total client assets. 28,017 3.3 56,035 6.9 90,278 6.1 93,392 3.0 46,696

…Which results in a high backlog of opportunities 1 500 potential deals per year for 10 years 5,000 with owners 60+ >>$12bn Total Capital Required Over 10 Years 10,000 run as businesses 17,000 RIAs in the US1 Note: Focus estimates. 1 Includes 13,475 SEC registered RIAs as of November 2019 , plus an estimate for state-registered RIAs.

M&A activity is accelerating… 1 101 100 89 79 78 41 36 2013 2014 2015 2016 2017 2018 2019 YTD 1 DeVoe Deal Book Q3 2019. Transactions involving pure RIAs (excluding hedge funds, IBDs, mutual fund companies and other companies that are not operating as traditional RIA firms) with assets under management >$100m. TOTAL M&A TRANSACTIONS1

…And Focus is outpacing the market 1 5x Focus deal volume2 101 100 89 3x RIA Market deal volume1 79 78 41 36 RIA Market Focus 2013 2014 2015 2016 2017 2018 2019 YTD 1 DeVoe Deal Book Q3 2019. Transactions involving pure RIAs (excluding hedge funds, IBDs, mutual fund companies and other companies that are not operating as traditional RIA firms) with assets under management >$100m. 2 Focus figures represent all transactions, including non-RIA. TOTAL M&A TRANSACTIONS1

Competitive advantages 2 Due-Diligence Investment & Process Sourcing Value Proposition

Focus has an attractive value proposition 2 Value-Added Services Permanent Capital Independence

...Which creates a competitive moat 2 FOCUS Value-Added Services Independence Permanent Capital PRIVATE EQUITY BANKS PLATFORMS LARGE RIAs INTERNAL SALE § Temporary capital § Loss of independence § Ever changing model § Limited capital § Low liquidity § Loss of autonomy § Long time frame § Lack of value-add capabilities § Poor track record § Service provider versus partner § Cross-selling pressure § Loss of control

Focus has a first-mover advantage in deal sourcing 2 Our Outreach1 Our Team 47,000+ outbound contacts per year 1,000+ meetings per year 34 YTD transactions2 1 Methodology: Uses internal PractiFi information from Q2 2019 and Q3 2019. “Outbound Contact” defined as recorded emails & voicemails. “Meetings” only includes documented meetings. 2 As of November 20, 2019. 10+ Financial Diligence 6 Technology and Operations 9 Legal and Regulatory 35+ Business Development and Relationship Management

Our partner firm relationships create opportunities… 2 CHICAGO, IL NORTHBROOK, IL CHICAGO, IL DEERFIELD, IL (2012) (2014) (2016) (2015) 2017 2015 2018 2019 2018 2015 Partner Firm Merger

…As do centers of influence 2 Custodians 10+ Investment Banks 10+ Recruiters 30+ Technology Vendors 15+ Asset Managers

A screening process honed over nearly 200 transactions… 2 ü ü ü ü ü ü ü ü ü ü ü Cultural fit Partnership structure High profitability Operational strengths Partner expertise High productivity Reputation Next-gen talent Growth potential Geographic presence Advisor team ü ü ü ü ü ü ü Number Compliance culture Type/mix Past examinations and issues Low concentration risk ü Current SEC hot topics Retention Services utilized Regulatory Client Base Financials Leadership Business

…Which results in finding the right home for each firm… 2 ü ü ü ü ü ü Regional or market leader Multi-generational leadership talent Infrastructure to support growth Platform for future mergers Complementary service offering Strategic and/or geographic expansion Focus on client service versus back office Cultural alignment ü ü Merger Partner Firm

...And is tested by our rigorous investment process 2 150 Point Due Diligence Checklist 40 Point Screening Criteria Term Sheet / LOI Final Internal Approval Data Request Execution & Closing

…All while maintaining a uniform economic structure 2 Partner Firm Merger ~50-80% of Total Potential Consideration ~70-80% of Total Potential Consideration Upfront Consideration Upfront Consideration Retention Earnouts Growth Earnouts Growth Earnouts

Case Study1 Kelley Downing President & Chief Executive Officer Regulatory Assets Under Management2 1 We have 63 partner firms located across the United States, as well as the United Kingdom, Canada and Australia. Bartlett Wealth Management’s results may not be representative of our other partner firms and are not necessarily indicative of Bartlett Wealth Management’s future performance. 2 RAUM on Form ADV as of September 4, 2019. $6.0bn Cincinnati, OH Headquarters 2018 Focus Partner Since 1898 Founded

Track record 3 Future Growth Capital Deployed

Our model has withstood the test of time… 3 6 Partner Firms 16 Partner Firms 30 Partner Firms 58 Partner Firms 63 Partner Firms 2006 2008 2014 2018 20191 6 Cumulative Transactions 17 Cumulative Transactions 65 Cumulative Transactions 154 Cumulative Transactions 188 Cumulative Transactions 1 As of November 20, 2019.

…Resulting in share leadership as M&A has accelerated… 3 NUMBER OF TRANSACTIONS PER YEAR1,2 91 % d f 2016 2017 2018 2019 YTD 1 Fidelity Wealth Management M&A Transaction Report 2016, 2017, 2018 & September 2019. Includes US RIA transactions over $100m AUM (does not include wirehouse liftouts, family office transactions or international transactions). Year is based on announcement date. 2 A – Mariner, B – Wealth Enhancement Group, C – Kestra Financial, D – Captrust, E – Mercer Advisors, F – Goldman Sachs / United Capital, G – Dynasty, H – Hightower, I – Other. 78 21 a b c e g h i 68 70 26% 21% 16%

…Supported by consistent capital deployment… 3 TOTAL CONSIDERATION FOR BUSINESS ACQUISITIONS1,2 ($ MILLIONS) 654 2017 23 2018 19 2019 Q3 YTD 28 Number of business acquisitions 1 As of September 30, 2019. 2 Business acquisitions as defined under GAAP. 465 557

… That generates levered IRRs well above our target 3 PARTNER FIRMS LEVERED IRR1 DISTRIBUTION 30%+ 28 partner firms Weighted Average Levered IRR: >25% 85%+ of Firms Generate Levered IRR <10% 4 partner firms in Excess of 20% 10% - 20% 3 partner firms 20% - 30% 14 partner firms 1 Based on the 49 firms that were with us for at least 2 years as of September 30, 2019. Reflects Focus capital structure as of September 30, 2019, based on 5% pre-tax cost of debt and 27% tax rate offset by tax intangibles generated by partner firms since joining Focus. Capital deployed based on cash and stock consideration since inception. Terminal value based on each partner firm’s respective weighted average acquired Adjusted EBITDA multiple, inclusive of mergers, multiplied by Q3 2019 LTM Adjusted EBITDA and Q3 2019 run-rate Adjusted EBITDA for firms that completed an M&A transaction within the past 12 months.

Our disciplined approach facilitates access to low cost capital 3 Deal discipline and rigorous diligence Access to Low Cost Debt Capital Thoughtful and strategic merger rationale Invest in premier, high-quality partners ü$350m term loan raise (July 2019) üL + 250 ü99.75 üUpsized from $300m to $350m due to demand Add value through strategic solutions

We have substantial opportunities for growth… 3 International Markets Wirehouse/ Broker Liftouts Family Office/ Business Management Services U.S. RIAs U.S. RIAs International Markets Selectively investing in areas adjacent to our core competency Wirehouse/ Broker Liftouts Family Office/ Business Management Services

…And mergers will remain important in driving growth 3 FOCUS TRANSACTIONS1 Mergers 50%+ Of Our Firms Have Done a Merger New Partner Firms 2013 2014 2015 2016 2017 2018 2019 YTD 1 As of November 20, 2019. 82% 18% 75% 25% 68% 32% 67% 33% 67% 33% 60% 40% 57% 43%

Case Study1 Alex Potts Chairman, Buckingham Strategic Partners Regulatory Assets Under Management2 1 We have 63 partner firms located across the United States, as well as the United Kingdom, Canada and Australia. Buckingham’s results may not be representative of our other partner firms and are not necessarily indicative of Buckingham’s future performance. 2 Collective RAUM of Buckingham Strategic Wealth of $15.5bn as shown on its Form ADV as of October 18, 2019 and of BAM Advisory Services of $19.1bn on its Form ADV as of October 29, 2019. BAM Advisory Services also reports and additional $15.02bn in assets under management or administration in Part II of its Form ADV. $34.6bn St. Louis, MO Headquarters 2007 Focus Partner Since 1994 Founded

Fueling the vision 3 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA1 ~100 partner firms + + 1 Non-GAAP Financial Measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. Track Record Value P+roposition Increasing M&A Opportunity

Q&A WITH FOCUS MANAGEMENT TEAM Investor Day 11.20.2019

LUNCH 11:45AM – 12:15PM Investor Day 11.20.2019

PARTNER PANEL DISCUSSION Investor Day 11.20.2019

Partner panel discussion Melissa Bouchillon Sound View Wealth Advisors Todd Gelfand Gelfand, Rennert & Feldman Scott Holsopple Focus Financial Partners Ben James Escala Partners Jeff Schweon Williams Jones Wealth Management

Q&A WITH PARTNERS Investor Day 11.20.2019

CLOSING REMARKS Investor Day 11.20.2019

Our bold vision is achievable FOCUS 2025 Today 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA4 ~100 partner firms $1.1 billion revenues1 $241 million Adjusted EBITDA1,2 63 partner firms3 Large market opportunity Sustainable competitive advantage Track record of success 1 Q3 2019 LTM. 2 Non-GAAP Financial Measure. See Appendix for reconciliations. 3 As of November 20, 2019. 4 Non-GAAP Financial Measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading “Disclosure – Special Note Regarding Forward-Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

THANK YOU 11.20.2019

Appendix

Net Income (Loss) to Adjusted EBITDA Reconciliation Thr e e m o nths e nde d Ni ne m o nths e nde d Tr ai l i ng 4-Q uar te r s e nde d Se pte m be r 30, 2018 Se pte m be r 30, 2019 Se pte m be r 30, 2018 Se pte m be r 30, 2019 Se pte m be r 30, 2018 Se pte m be r 30, 2019 ($ i n tho us ands ) 2013 2014 2015 2016 2017 2018 Net income (loss) Interest income Interest expense Income tax expense (benefit) Amortization of debt financing costs Intangible amortization and impairments Depreciation and other amortization Non-cash equity compensation expense Non-cash changes in fair value of estimated contingent consideration Gain on sale of investment Loss on extinguishment of borrowings Other expense (income), net Delayed offering cost expense Management contract buyout Other one-time transaction expenses(1) Adj us te d EBITDA $ 8,677 (80) 7,297 975 1,267 29,910 4,259 3,277 $ 11,996 (104) 6,994 212 1,599 28,549 4,667 4,319 $ 9,321 (90) 9,977 649 1,770 35,421 5,327 13,537 $ 15,722 (88) 21,327 981 2,482 50,942 5,680 8,520 $ (48,359) (222) 41,861 (1,501) 4,084 64,367 6,686 34,879 $ (41,087) (1,266) 56,448 9,450 3,498 90,381 8,370 44,468 $ (38,924) (432) 12,996 3,745 828 23,616 2,077 24,057 $ 392 (291) 15,852 (3,905) 919 34,898 2,797 4,276 $ (58,634) (809) 45,480 5,667 2,716 65,400 6,121 31,612 $ 666 (827) 43,135 (3,701) 2,483 94,860 7,535 13,375 $ (68,324) (957) 60,003 2,885 4,074 83,747 7,981 35,092 $ 18,213 (1,284) 54,103 82 3,265 119,841 9,784 26,231 1,239 — — (1,104) — — — 7,395 — — 328 — 1,800 — (160) — — (310) — — — (1,143) — — (1,385) — — — 22,294 — 8,106 3,191 9,840 — — 6,638 (5,509) 21,071 2,350 — — 8,590 10,564 — 7,060 525 — — 6,969 14,435 — — (9) — — — 28,879 (5,509) 21,071 229 — — 6,969 25,696 — — 695 — 1,428 1,486 43,946 (5,509) 21,071 214 — — 6,969 3,455 — — 2,816 — 1,428 3,107 $ 55,717 $ 67,755 $ 75,442 $ 103,038 $ 145,226 $ 203,402 $ 53,081 $ 69,364 $ 149,192 $ 186,831 $ 191,192 $ 241,041 1 Represents one-time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10-Q and 10-K filings for additional details.

Net Income (Loss) to Adjusted Net Income and Adjusted Net Per Share Reconciliation Income * Refer to the next slide for footnotes Ful l Y e ar Thr e e m o nths e nde d Ni ne m o nths e nde d Tr ai l i ng 4-Q uar te r s e nde d Se pte m be r 30, 2018 Se pte m be r 30, 2019 Se pte m be r 30, 2018 Se pte m be r 30, 2019 Se pte m be r 30, 2018 Se pte m be r 30, 2019 2013 2014 2015 2016 2017 2018 ($ i n tho us ands , e xce pt s har e and pe r s har e data) Net income (loss) Income tax expense (benefit) Amortization of debt financing costs Intangible amortization and impairments Non-cash equity compensation expense Non-cash changes in fair value of estimated contingent consideration Gain on sale of investment Loss on extinguishment of borrowings Delayed offering cost expense Management contract buyout Other one-time transaction expenses (1) Subtotal Pro forma tax (27%) (2) Tax adjustments (2)(3) Adj us te d Ne t Inc o m e $ 8,677 975 1,267 29,910 3,277 $ 11,996 212 1,599 28,549 4,319 $ 9,321 649 1,770 35,421 13,537 $ 15,722 981 2,482 50,942 8,520 $ (48,359) (1,501) 4,084 64,367 34,879 $ (41,087) 9,450 3,498 90,381 44,468 $ (38,924) 3,745 828 23,616 24,057 $ 392 (3,905) 919 34,898 4,276 $ (58,634) 5,667 2,716 65,400 31,612 $ 666 (3,701) 2,483 94,860 13,375 $ (68,324) 2,885 4,074 83,747 35,092 $ 18,213 82 3,265 119,841 26,231 1,239 — — — — — 7,395 — — — 1,800 — (160) — — — — — (1,143) — — — — — 22,294 — 8,106 9,840 — 2,843 6,638 (5,509) 21,071 — — 11,529 10,564 — 7,060 — — 7,535 14,435 — — — — — 28,879 (5,509) 21,071 — — 7,535 25,696 — — — 1,428 1,486 43,946 (5,509) 21,071 — — 7,535 3,455 — — — 1,428 5,480 45,345 (12,243) 5,455 55,870 (15,085) 5,919 60,538 (16,345) 8,080 77,504 (20,926) 11,991 96,553 (26,069) 16,217 140,439 (37,919) 22,828 38,481 (10,390) 6,040 51,015 (13,774) 8,407 98,737 (26,659) 16,521 136,293 (36,799) 23,100 124,517 (33,620) 21,172 177,995 (48,059) 29,407 $ 38,557 $ 46,704 $ 52,273 $ 68,569 $ 86,701 $ 125,348 $ 34,131 $ 45,648 $ 88,599 $ 122,594 $ 112,069 $ 159,343 Adjusted Shares Outstanding (4) Adj us te d Ne t Inc o m e P e r S har e 71,843,916 71,843,916 71,843,916 71,843,916 71,843,916 71,960,540 74,055,933 73,371,137 72,557,403 73,340,592 $ 0.54 $ 0.65 $ 0.73 $ 0.95 $ 1.21 $ 1.74 $ 0.46 $ 0.62 $ 1.22 $ 1.67 Calculation of Adjusted Shares Outstanding(4): Weighted average shares of Class A common stock outstanding—basic (5) Adjustments: Shares of Class A common stock issued in connection with the IPO and Reorganization Transactions (6) Weighted average incremental shares of Class A common stock related to stock options and unvested Class A common stock (7) Weighted average Focus LLC common units outstanding (8) Weighted average common unit equivalent of Focus LLC incentive units outstanding (9) Adjusted Shares Outstanding (4) — — — — — 43,122,782 42,351,043 47,044,507 42,351,043 46,653,820 42,529,651 42,529,651 42,529,651 42,529,651 42,529,651 — — — — — — 22,499,665 — 22,499,665 — 22,499,665 — 22,499,665 — 22,499,665 102,549 22,630,668 130,411 22,695,798 14,106 22,275,034 130,411 22,565,761 15,773 22,513,950 6,814,600 6,814,600 6,814,600 6,814,600 6,814,600 6,104,541 8,878,681 4,037,490 7,510,188 4,157,049 71,843,916 71,843,916 71,843,916 71,843,916 71,843,916 71,960,540 74,055,933 73,371,137 72,557,403 73,340,592

Net Income (Loss) to Adjusted Net Income and Adjusted Net Income Per Share Reconciliation * These footnotes refer to the table on the prior page 1. Represents one-time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10-Q and 10-K filings for additional details. For periods ended prior to the closing of the IPO and consummation of the related Reorganization Transactions on July 30, 2018, certain tax related adjustments are being made for comparative purposes only. As of September 30, 2019, the estimated tax adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% tax rate for the next 12 months is $34.5 million. For periods ended prior to the closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018, the Adjusted Shares Outstanding are deemed to be outstanding for comparative purposes only. Represents our GAAP weighted average Class A common stock outstanding – basic. The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018 is assumed to have occurred as of January 1, 2013 for comparative purposes. Represents the incremental shares related to stock options and unvested Class A common stock as calculated under the treasury stock method. Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the conversion to Focus LLC common units was based on the $33.00 IPO price. 2. 3. 4. 5. 6. 7. 8. 9.

Reconciliation of Cash Flow Available for Capital Allocation Tr ai l i ng 4-Q uar te r s ended Thr e e m o nths e nde d De c. 31, 2017 Mar ch 31, 2018 June 30, 2018 Se pt. 30, 2018 De c. 31, 2018 Mar ch 31, 2019 June 30, 2019 Se pt. 30, 2019 Se pt. 30, 2018 Se pt. 30, 2019 ($ i n tho us ands ) Net cash provided by operating activities Purchase of fixed assets Distributions for unitholders Payments under tax receivable agreements Adj us te d F r e e C as h F l o w Portion of contingent consideration paid included in operating activities(1) Cas h F l o w Av ai l abl e fo r Capi tal Al l o cati o n(2) $ 7,361 (2,004) (586) — $ 12,725 (2,312) (138) — $ 24,427 (2,117) (368) — $ 49,066 (1,897) (802) — $ 19,701 (2,780) (1,436) — $ 15,913 (1,875) (596) — $ 39,305 (8,185) (11,138) — $ 74,702 (10,698) (3,491) — $ 93,579 (8,330) (1,894) — $ 149,621 (23,538) (16,661) — $ 4,771 $ 10,275 $ 21,942 $ 46,367 $ 15,485 $ 13,442 $ 19,982 $ 60,513 $ 83,355 $ 109,422 793 1,468 1,648 4,574 3,572 9,170 4,012 825 8,483 17,579 $ 5,564 $ 11,743 $ 23,590 $ 50,941 $ 19,057 $ 22,612 $ 23,994 $ 61,338 $ 91,838 $ 127,001 1 A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP, and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation. 2 Cash Flow Available for Capital Allocation excludes all contingent consideration that was included in either operating, investing or financing activities of our consolidated statements of cash flows.